Exhibit 10.12

EXECUTION VERSION

AMENDMENT NO. 1 dated as of May 30, 2019 (this “Amendment”), to the Four-Year Syndicated Facility Agreement dated as of April 30, 2019 (the “Facility Agreement”), among AMCOR LIMITED (ACN 000 017 372) (“Amcor”), AMCOR FINANCE (USA), INC., AMCOR UK FINANCE PLC, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent and Foreign Administrative Agent.

WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Facility Agreement on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers have requested an amendment to the Facility Agreement to extend the Commitment Outside Date; and

WHEREAS, each of the Lenders is willing to agree to such amendment on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Facility Agreement (as amended hereby).

SECTION 2.  Amendments.  Effective as of the First Amendment Effective Date, the definition of “Commitment Outside Date” in Section 1.01 of the Facility Agreement is hereby amended to replace the date “June 1, 2019” with the date “July 16, 2019”.

SECTION 3.  Effectiveness.  This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received from Amcor and each Lender either (a) a counterpart of this Amendment signed on behalf of such party or (b) evidence satisfactory to the Administrative Agent (which may include a facsimile transmission or transmission by electronic mail (in .pdf or .tif format)) that such party has signed a counterpart of this Amendment.

SECTION 4.  Effect of  Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Facility Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Facility Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Facility Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall constitute a “Loan Document” for all purposes of the Facility Agreement and the other Loan Documents.

SECTION 5.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile, electronic mail (in .pdf or .tif format) or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.  Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

SECTION 7.  Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AMCOR LIMITED,

by
/s/ Michael Casamento
	Name:	Michael Casamento
	Title:	Executive Vice President, Finance and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and a Lender,

by
/s/ Tasvir Hasan
Name: Tasvir Hasan
Title: Executive Director

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO THE

AMCOR FOUR-YEAR SYNDICATED FACILITY AGREEMENT

Name of Institution:

by

Name:
Title:

For any Lender requiring a second signature block:

by

Name:
Title: